UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2014

MAPLE TREE KIDS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-192093	46-3424568
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

119 Rockland Center, Suite 75 Nanuet, NY	10954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 548-0888

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into Material Definitive Agreement

On May 19, 2014, we entered into a website development agreement with The Calgary Web Design Network (the “Agreement”). Pursuant to the terms of the Agreement, we have agreed to pay The Calgary Web Design Network a fee of $15,000 for preparing design specifications, programming and consulting services in the building of the Company’s new website, mapletreekids.com. This new website is intended to increase the sales of our personalized infant products to the market. The Agreement will commence only upon us making a 50% deposit or $7,500 payment to The Calgary Web Design Network.

Item 9.01 Financial Statements and Exhibits

10.1	Website Development Agreement dated May 19, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPLE TREE KIDS INC.

Date: May 20, 2014	By:	/s/ Irina Goldman
Irina Goldman
Chief Executive Officer

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